EXHIBIT 32.2


         CERTIFICATION BY THE PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB Reliant Home Warranty Corporation (the Company) for the quarter ended June 30, 2006, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I,
L. Paul Burden, Chief Financial Officer of the Company, herby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his/her knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Paul Burden
    -------------------------------------
          Paul Burden
          Chief Financial Officer

    August 14, 2006